Summary of Significant Accounting Policies - Accounts receivable and Prepaid Expenses and Other Current Assets (Details) - Blade Urban Air Mobility [Member] - USD ($) $ in Thousands	Mar. 31, 2021	Sep. 30, 2020	Sep. 30, 2019
Public Utilities, Inventory [Line Items]
Allowance for uncollectible accounts	$ 0	$ 0	$ 0
Prepaid expenses and other current assets	2,114	1,011	665
Marketing supplies
Public Utilities, Inventory [Line Items]
Prepaid expenses and other current assets	$ 641	$ 512	$ 380